UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2026

REALLOYS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41051	45-3598066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7280 W. Palmetto Park Rd., Suite 302N Boca Raton, FL	33433
(Address of principal executive offices)	(Zip Code)

972-726-9203

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALOY	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2026, REalloys Inc. (the “Company”) entered into an option exercise agreement with Gust Kepler (the “Option Exercise Agreement” and such exercise, the “Option Exercise”). Previously, on February 24, 2026, pursuant to that certain Option Agreement, dated as of February 24, 2026 (the “Option Agreement”), upon exercise of the Put Right (as defined therein), Mr. Kepler was required to transfer an aggregate of 1,084,999 shares of Company’s Series A Preferred Stock, par value $0.001 (the “Series A Preferred Stock”) held by Mr. Kepler in exchange for the Company transferring an aggregate of 3,269,998 shares of Series A Preferred Stock of Blackbox.io, Inc., which represents all of the Series A Preferred Stock of Blackbox.io, Inc. owned by the Company.

The Option Exercise Agreement also provides for customary representations and warranties by each of Mr. Kepler and the Company. The foregoing descriptions of the material terms of the Option Exercise Agreement do not purport to be complete and are qualified in their entirety by reference to the form of Option Exercise Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed, pursuant to that certain Stock Purchase Agreement, dated as of February 24, 2026, by and between Mr. Kepler and Lipi Sternheim, Mr. Kepler agreed to issue and sell to Mr. Sternheim an aggregate of 1,634,999 shares of Series A Preferred Stock for an aggregate purchase price of $1.00. On May 5, 2026, the issuance of the Series A Preferred Stock from Mr. Kepler to Mr. Sternheim was effectuated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Option Exercise Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALLOYS INC.

Date: May 5, 2026	By:	/s/ Leonard Sternheim
	Name:	Leonard Sternheim
	Title:	President and Chief Executive Officer

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